Royal Sonesta Chase Park Plaza St. Louis, MO FOURTH QUARTER 2022 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2The Stephen F Austin Royal Sonesta Hotel Austin, TX

Table of Contents

CORPORATE INFORMATION

Company Profile 3
Investor Information 4

FINANCIALS

Key Financial Data 5
Consolidated Balance Sheets 6
Consolidated Statements of Income (Loss) 7
Calculation of FFO and Normalized FFO 8
Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re* 9
Notes to Consolidated Statements of Income (Loss) and calculations of FFO, Normalized FFO, EBITDA, EBITDA*re*, Adjusted EBITDA*re and* Hotel EBITDA 10
Debt Summary 11
Debt Maturity Schedule 12
Leverage Ratios, Coverage Ratios and Public Debt Covenants 13
Capital Expenditures and Restricted Cash Activity 14
Property Acquisitions and Dispositions Information Since January 1, 2022 15

PORTFOLIO INFORMATION

Portfolio Summary 16
Consolidated Portfolio Diversification by Industry 17
Consolidated Portfolio Geographical Diversification 18
Hotel Portfolio by Brand 19
Hotel Operating Statistics by Service Level - Comparable Hotels - three months ended December 31, 2022 20
Hotel Operating Statistics by Service Level - Comparable Hotels - year ended December 31, 2022 21
Hotel Operating Statistics by Service Level - All Hotels - three months ended December 31, 2022 22
Hotel Operating Statistics by Service Level - All Hotels - year ended December 31, 2022 23
Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels 24
Calculation and Reconciliation of Hotel EBITDA - All Hotels 25
Net Lease Portfolio by Brand 26
Net Lease Portfolio by Industry 27
Net Lease Portfolio by Tenant (Top 10) 28
Net Lease Portfolio - Expiration Schedule 29
Net Lease Portfolio - Occupancy Summary 30

Non-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 31
WARNING CONCERNING FORWARD-LOOKING STATEMENTS 33

Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

SVC
Nasdaq Listed

Supplemental Q4 2022 2

Company Profile

SERVICE PROPERTIES TRUST

The Company:

Service Properties Trust, or SVC, we, our or us, is a real estate investment trust, or REIT, that owns hotels and service-focused retail net lease properties throughout the United States and in Puerto Rico and Canada. SVC is included in 166 market indices and comprises more than 1% of the following indices as of December 31, 2022: Bloomberg Reit Hotels Index (BBREHOTL), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), Invesco S&P SmallCap 600® Equal Weight ETF INAV Index (EWSCIV), and Hoya Capital High Dividend Yield Index (GTR) (RIET).

Management:

SVC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of December 31, 2022, RMR had over $37 billion of real estate assets under management and the combined RMR managed companies had more than $16 billion of annual revenues, nearly 2,100 properties and over 38,000 employees. We believe that being managed by RMR is a competitive advantage for SVC because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self-managed.

Diversified Portfolio with National Scale

1,003 Properties	Located in **46 States** and Puerto Rico and Canada	**$11.3B** Investment
238 Hotels	**40,053** Keys	**$6.2B** Investment
765 Retail Net Lease Assets	**13.4** Rentable Square Feet	**$5.1B** Investment

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Supplemental Q4 2022 3

Investor Information

SERVICE PROPERTIES TRUST

Board of Trustees

Laurie B. Burns
Independent Trustee

Robert E. Cramer
Independent Trustee

Donna D. Fraiche
Lead Independent Trustee

John L. Harrington
Independent Trustee

William A. Lamkin
Independent Trustee

John G. Murray
Managing Trustee

Adam D. Portnoy
Chair of the Board & Managing Trustee

Senior Management

Todd W. Hargreaves
President and Chief Investment Officer

Brian E. Donley
Chief Financial Officer and Treasurer

Contact Information

Investor Relations

Service Properties Trust
Two Newton Place
255 Washington Street/Suite 300
Newton, MA 02458-1634
(t) (617) 964-8389
(email) info@svcreit.com
(website) www.svcreit.com

Inquiries

Financial, investor and media inquiries should be directed to:
Stephen Colbert
Director, Investor Relations
(617) 231-3223
scolbert@rmrgroup.com

Senior Unsecured Debt Ratings

Standard & Poor's: B+ (Outlook Negative)/BB*
Moody's: B2 (Outlook: Negative)/B1*

* BB/B1 rating assigned to guaranteed Senior Unsecured Notes.

Rating Agencies

Moody's Investors Service
Reed Valutas
(212) 553-4169

S&P Global
Alan Zigman
(416) 507-2556
alan.zigman@spglobal.com

Equity Research Coverage

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

Oppenheimer & Co. Inc.
Tyler Batory
(212) 667-7230
tyler.batory@opco.com

Wells Fargo Securities
Dori Kesten
(617) 603-4233
dori.kesten@wellsfargo.com

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Key Financial Data

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Selected Balance Sheet Data:					
Total gross assets	$ 10,458,324	$ 10,561,906	$ 11,222,613	$ 12,438,367	$ 12,434,974
Total assets	$ 7,488,191	$ 7,632,713	$ 8,331,559	$ 9,017,072	$ 9,153,315
Total liabilities	$ 6,099,399	$ 6,180,795	$ 6,886,687	$ 7,582,773	$ 7,598,009
Total shareholders' equity	$ 1,388,792	$ 1,451,918	$ 1,444,872	$ 1,434,299	$ 1,555,306
Selected Income Statement Data:					
Total revenues	$ 455,219	$ 498,521	$ 515,777	$ 393,764	$ 421,375
Net income (loss)	$ (31,409)	$ 7,500	$ 11,350	$ (119,822)	$ (198,793)
FFO	$ 73,128	$ 88,397	$ 87,031	$ (4,831)	$ (8,545)
Normalized FFO	$ 73,266	$ 88,458	$ 89,158	$ (3,409)	$ 27,936
Adjusted EBITDAre	$ 150,534	$ 173,455	$ 181,873	$ 90,106	$ 118,997
Per Common Share Data (basic and diluted):					
Net income (loss)	$ (0.19)	$ 0.05	$ 0.07	$ (0.73)	$ (1.21)
FFO	$ 0.44	$ 0.54	$ 0.53	$ (0.03)	$ (0.05)
Normalized FFO	$ 0.44	$ 0.54	$ 0.54	$ (0.02)	$ 0.17
Dividend Data:					
Annualized dividends paid per share during the period	$ 0.80	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Annualized dividend yield (at end of period)	11.0 %	0.8 %	0.8 %	0.5 %	0.4 %
Normalized FFO payout ratio	45.5 %	1.9 %	1.9 %	(50.0)%	5.9 %


Sonesta ES Suites
Fort Lauderdale, FL

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Supplemental Q4 2022 5

Supplemental Q4 2022 6 As of December 31, 2022 2021 ASSETS Real estate properties: Land $ 1,902,587 $ 1,918,385 Buildings, improvements and equipment 7,658,282 8,307,248 Total real estate properties, gross 9,560,869 10,225,633 Accumulated depreciation (2,970,133) (3,281,659) Total real estate properties, net 6,590,736 6,943,974 Acquired real estate leases and other intangibles, net 252,357 283,241 Assets held for sale 121,905 515,518 Cash and cash equivalents 38,369 944,043 Restricted cash 7,051 3,375 Equity method investments 112,617 62,687 Investment in equity securities 53,055 61,159 Due from related persons 35,033 48,168 Other assets, net 277,068 291,150 Total assets $ 7,488,191 $ 9,153,315 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ — $ 1,000,000 Senior unsecured notes, net 5,655,530 6,143,022 Accounts payable and other liabilities 425,960 433,448 Due to related persons 17,909 21,539 Total liabilities 6,099,399 7,598,009 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 165,452,566 and 165,092,333 shares issued and outstanding, respectively 1,655 1,651 Additional paid in capital 4,554,861 4,552,558 Cumulative other comprehensive income 2,383 779 Cumulative net income available for common shareholders 2,503,279 2,635,660 Cumulative common distributions (5,673,386) (5,635,342) Total shareholders' equity 1,388,792 1,555,306 Total liabilities and shareholders' equity $ 7,488,191 $ 9,153,315 Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS Royal Sonesta Chicago Riverfront Chicago, IL

Supplemental Q4 2022 7 Three Months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 Revenues: Hotel operating revenues (1) $ 350,501 $ 317,215 $ 1,467,344 $ 1,104,678 Rental income (2) 104,718 104,160 395,667 390,902 Total revenues 455,219 421,375 1,863,011 1,495,580 Expenses: Hotel operating expenses (1)(3) 293,554 286,968 1,227,357 1,010,737 Other operating expenses 4,015 3,900 13,176 15,658 Depreciation and amortization 94,961 115,757 401,108 485,965 General and administrative 8,660 12,601 44,404 53,439 Transaction related costs (4) — 35,830 1,920 64,764 Loss on asset impairment, net (5) 1,269 76,510 10,989 78,620 Total expenses 402,459 531,566 1,698,954 1,709,183 Gain on sale of real estate, net (6) 3,583 588 47,818 11,522 Unrealized (losses) gains on equity securities, net (7) (10,841) 2,168 (8,104) 22,535 Interest income 644 177 3,379 664 Interest expense (including amortization of debt issuance costs and debt discounts and premiums of $3,846 and $5,913, $19,375 and $21,036, respectively) (77,891) (92,494) (341,795) (365,721) Loss on early extinguishment of debt (8) — — (791) — Loss before income taxes and equity in earnings (losses) of an investee (31,745) (199,752) (135,436) (544,603) Income tax benefit (expense) 1,757 1,950 199 941 Equity in (losses) earnings of an investee (9) (1,421) (991) 2,856 (941) Net loss $ (31,409) $ (198,793) $ (132,381) $ (544,603) Weighted average common shares outstanding (basic and diluted) 164,862 164,667 164,738 164,566 Net loss per common share (basic and diluted) $ (0.19) $ (1.21) $ (0.80) $ (3.31) (amounts in thousands, except per share data) Consolidated Statements of Income (Loss) RETURN TO TABLE OF CONTENTS See accompanying notes on page 10.

Calculation of FFO and Normalized FFO

SERVICE PROPERTIES TRUST

(amounts in thousands, except per share data)

		For the Three Months Ended					For the Year Ended	
		12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net (loss) income		$ (31,409)	$ 7,500	$ 11,350	$ (119,822)	$ (198,793)	$ (132,381)	$ (544,603)
Add (Less):	Depreciation and amortization	94,961	101,514	100,520	104,113	115,757	401,108	485,965
	Loss on asset impairment, net [5]	1,269	1,172	3,048	5,500	76,510	10,989	78,620
	(Gain) loss on sale of real estate, net [6]	(3,583)	164	(38,851)	(5,548)	(588)	(47,818)	(11,522)
	Unrealized losses (gains) on equity securities, net [7]	10,841	(23,056)	10,059	10,260	(2,168)	8,104	(22,535)
	Adjustments to reflect our share of FFO attributable to an investee [9]	1,049	1,103	905	666	737	3,723	2,605
FFO		73,128	88,397	87,031	(4,831)	(8,545)	243,725	(11,470)
Add (Less):	Loss on early extinguishment of debt [8]	–	–	791	–	–	791	–
	Adjustments to reflect our share of Normalized FFO attributable to an investee [9]	138	61	593	245	651	1,037	2,270
	Transaction related costs [4]	–	–	743	1,177	35,830	1,920	64,764
Normalized FFO		$ 73,266	$ 88,458	$ 89,158	$ (3,409)	$ 27,936	$ 247,473	$ 55,564
Weighted average shares outstanding (basic and diluted)		164,862	164,745	164,667	164,667	164,667	164,738	164,566
Basic and diluted per share common share amounts:								
Net income (loss)		$ (0.19)	$ 0.05	$ 0.07	$ (0.73)	$ (1.21)	$ (0.80)	$ (3.31)
FFO		$ 0.44	$ 0.54	$ 0.53	$ (0.03)	$ (0.05)	$ 1.48	$ (0.07)
Normalized FFO		$ 0.44	$ 0.54	$ 0.54	$ (0.02)	$ 0.17	$ 1.50	$ 0.34

See accompanying notes on page 10.

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Supplemental Q4 2022 8

Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*

SERVICE PROPERTIES TRUST

(dollars in thousands)

		For the Three Months Ended					For the Year Ended	
		12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net (loss) income		$ (31,409)	$ 7,500	$ 11,350	$ (119,822)	$ (198,793)	$ (132,381)	$ (544,603)
Add (Less):	Interest expense	77,891	81,740	89,820	92,344	92,494	341,795	365,721
	Income tax (benefit) expense	(1,757)	390	473	695	(1,950)	(199)	(941)
	Depreciation and amortization	94,961	101,514	100,520	104,113	115,757	401,108	485,965
EBITDA		139,686	191,144	202,163	77,330	7,508	610,323	306,142
Add (Less):	Loss on asset impairment, net [5]	1,269	1,172	3,048	5,500	76,510	10,989	78,620
	(Gain) loss on sale of real estate, net [6]	(3,583)	164	(38,851)	(5,548)	(588)	(47,818)	(11,522)
	Adjustments to reflect our share of EBITDA*re* attributable to an investee [9]	2,340	2,787	2,074	680	781	7,881	2,904
EBITDA*re*		139,712	195,267	168,434	77,962	84,211	581,375	376,144
Add (less):	Unrealized losses (gains) on equity securities, net [7]	10,841	(23,056)	10,059	10,260	(2,168)	8,104	(22,535)
	Loss on early extinguishment of debt [8]	–	–	791	–	–	791	–
	Adjustments to reflect our share of Adjusted EBITDA*re* attributable to an investee [9]	(529)	272	1,014	280	651	1,037	2,270
	Transaction related costs [4]	–	–	743	1,177	35,830	1,920	64,764
	General and administrative expense paid in common shares [10]	510	972	832	462	473	2,776	2,963
Adjusted EBITDA*re*		$ 150,534	$ 173,455	$ 181,873	$ 90,141	$ 118,997	$ 596,003	$ 423,606

See accompanying notes on page 10.

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Supplemental Q4 2022 9

Supplemental Q4 2022 10 Notes to Consolidated Statements of Income (Loss) and Calculations of FFO, Normalized FFO, EBITDA, EBITDAre, Adjusted EBITDAre and Hotel EBITDA (dollar in thousands) RETURN TO TABLE OF CONTENTS (1) As of December 31, 2022, we owned 238 hotels. Our consolidated statements of income (loss) include hotel operating revenues and expenses of our managed hotels. (2) In calculating net income, we recognize percentage rental income when all contingencies are met and the income is earned. We recognized percentage rental income of $9,353 and $7,471 for the three months ended December 31, 2022 and 2021, respectively, and $12,773 and $8,415 for the years ended December 31, 2022 and 2021, respectively. We reduced rental income by $2,247 and increased rental income by $466 for the three months ended December 31, 2022 and 2021, respectively, and reduced rental income by $7,767 and $2,621 for the years ended December 31, 2022 and 2021, respectively, to record scheduled rent changes under certain of our leases, the deferred rent obligations under our leases with TravelCenters of America Inc., or TA, and the estimated future payments to us under our leases with TA for the cost of removing underground storage tanks on a straight-line basis. (3) When managers of our hotels are required to fund the shortfalls of owner’s priority return under the terms of our management agreements or their guarantees, we reflect such fundings in our consolidated statements of income (loss) as a reduction of hotel operating expenses. There were no net reductions to hotel operating expenses during the year ended December 31, 2022. The net reductions to hotel operating expenses were $15,696 for the year ended December 31, 2021. (4) Transaction related costs for the three months ended June 30, 2022 and March 31, 2022 of $743 and $1,177, respectively, primarily consisted of costs related to our exploration of possible financing transactions. Transaction related costs for the three months ended December 31, 2021 of $35,830 primarily consisted of working capital advances we previously funded under our agreements with Marriott International Inc., or Marriott, and InterContinental Hotels Group, plc, or IHG, that we expensed as a result of the amounts no longer expected to be recoverable. Transaction related costs for the three months ended September 30, 2021 of $3,149 are primarily related to legal costs related to our arbitration proceeding with Marriott. Transaction related costs for the three months ended June 30, 2021 included $3,700 of working capital we previously funded under our agreement with Hyatt Hotels Corporation, or Hyatt, that we expensed as a result of the amount no longer expected to be recoverable, $1,110 of legal costs related to our arbitration proceeding with Marriott and $1,341 of hotel manager transaction costs. Transaction related costs for the three months ended March 31, 2021 include $19,635 of hotel manager transition related costs resulting from the rebranding of 88 hotels during the period. (5) We recorded a loss on asset impairment of $1,269 to reduce the carrying value of one hotel and one net lease property to their estimated fair value less costs to sell during the three months ended December 31, 2022, $1,172 to reduce the carrying value of three hotels and one net lease property to their estimated fair value less costs to sell during the three months ended September 30, 2022, $3,048 to reduce the carrying value of two hotels and four net lease properties to their estimated fair value less costs to sell during the three months ended June 30, 2022, $5,500 to reduce the carrying value of 25 hotels to their estimated fair value less costs to sell during the three months ended March 31, 2022, and a $76,510 loss on asset impairment during the three months ended December 31, 2021 to reduce the carrying value of 35 hotels and 26 net lease properties to their estimated fair value less costs to sell. (6) We recorded a $3,583 net gain on sale of real estate during the three months ended December 31, 2022 in connection with the sale of four hotels and two net lease properties. We recorded a $164 net loss on sale of real estate during the three months ended September 30, 2022 in connection with the sale of five hotels and six net lease properties, a $38,851 net gain on sale of real estate during the three months ended June 30, 2022 in connection with the sale of 51 hotels and eleven net lease properties, a $5,548 net gain on sale of real estate during the three months ended March 31, 2022 in connection with the sale of five hotels and two net lease properties, and a $588 net gain on sale of real estate during the three months ended December 31, 2021 in connection with the sale of one hotel and six net lease properties. (7) Unrealized gain or loss on equity securities, net represents the adjustment required to adjust the carrying value of our investment in shares of TA common stock to their fair value. (8) We recorded a $791 loss on extinguishment of debt during the three months ended June 30, 2022 related to the write off of deferred financing costs and unamortized discounts relating to our amendment to our credit agreement and the repayment of $500,000 of unsecured senior notes. (9) Represents our proportionate share from our equity investment in Sonesta. (10) Amounts represent the equity compensation for our Trustees, officers and certain other employees of our manager. (11) Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. (12) We are amortizing a liability we recorded for the fair value of our initial investment in Sonesta as a reduction to hotel operating expenses in our consolidated statements of income (loss). We reduced hotel operating expenses by $621 for each of the three months ended December 31, 2022 and 2021, and $2,484 for each of the years ended December 31, 2022 and 2021, for this liability.

Debt Summary [1]

SERVICE PROPERTIES TRUST

As of December 31, 2022
(dollars in thousands)

	Interest Rate		Principal Balance	Maturity Date		Due at Maturity	Years to Maturity
Floating Rate Debt:							
$800,000 revolving credit facility [(2)(3)]	6.379 %	$	–	7/15/23	$	–	0.5
Unsecured Fixed Rate Debt:							
Senior unsecured notes due 2023 [(4)]	4.500 %	$	500,000	6/15/23	$	500,000	0.5
Senior unsecured notes due 2024	4.650 %		350,000	3/15/24		350,000	1.2
Senior unsecured notes due 2024	4.350 %		825,000	10/1/24		825,000	1.8
Senior unsecured notes due 2025	4.500 %		350,000	3/15/25		350,000	2.2
Senior unsecured notes due 2025 [(5)]	7.500 %		800,000	9/15/25		800,000	2.7
Senior unsecured notes due 2026	5.250 %		350,000	2/15/26		350,000	3.1
Senior unsecured notes due 2026	4.750 %		450,000	10/1/26		450,000	3.8
Senior unsecured notes due 2027	4.950 %		400,000	2/15/27		400,000	4.1
Senior unsecured notes due 2027 [(5)]	5.500 %		450,000	12/15/27		450,000	5.0
Senior unsecured notes due 2028	3.950 %		400,000	1/15/28		400,000	5.0
Senior unsecured notes due 2029	4.950 %		425,000	10/1/29		425,000	6.8
Senior unsecured notes due 2030	4.375 %		400,000	2/15/30		400,000	7.1
Subtotal / weighted average	5.071 %		5,700,000			5,700,000	3.4
Total / weighted average [(6)]	5.071 %	$	5,700,000		$	5,700,000	3.4

(1) In February 2023, one of our subsidiaries issued $610,200 in aggregate principal amount of net lease mortgage notes. The weighted average coupon of the notes is 5.60% and are expected to mature in February 2028.

(2) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 250 basis points per annum, subject to an interest rate floor of 0.50%. We also pay a facility fee of 30 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed in the scedule is as of December 31, 2022.

(3) We have provided equity pledges on certain of our property owning subsidiaries and provided first mortgage liens on 73 properties owned by the pledged subsidiaries to secure our obligations under the credit agreement governing out credit facility.

(4) In February 2023, we announced the early redemption of our outstanding 4.50% Senior Notes due in June 2023 at par plus accrued and unpaid interest. The notes are expected to be redeemed on or about March 8, 2023.

(5) The notes are guaranteed by certain of our subsidiaries.

(6) The carrying value of our total debt of $5,655,530 as of December 31, 2022 is net of unamortized discounts and premiums and certain issuance costs totaling $44,470.

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Supplemental Q4 2022 11

Supplemental Q4 2022 12 $ (M ill io ns ) $500 $1,175 $1,150 $800 $850 $400 $425 $400 Fixed Rate Debt Revolving Credit Facility 2023 2024 2025 2026 2027 2028 2029 2030 0 250 500 750 1,000 1,250 Debt Maturity Schedule As of December 31, 2022 RETURN TO TABLE OF CONTENTS Buffalo Wild Wings Hammond, IN (1) (1) As of December 31, 2022, we had no amounts outstanding under our revolving credit facility. (2) In February 2023, we announced the early redemption of our outstanding 4.50% Senior Notes due in June 2023 at par plus accrued and unpaid interest. The notes are expected to be redeemed on or about March 8, 2023. (3) In February 2023, one of our subsidiaries issued $610,200 in aggregate principal amount of net lease mortgage notes. The weighted average coupon of the notes is 5.60% and are expected to mature in February 2028. (2) (3)

Leverage Ratios, Coverage Ratios and Public Debt Covenants

SERVICE PROPERTIES TRUST

	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Leverage Ratios:					
Net debt / total gross assets	54.1 %	54.2 %	52.3 %	51.7 %	50.3 %
Net debt / gross book value of real estate assets and cash and cash equivalents	56.4 %	56.5 %	54.7 %	53.4 %	51.9 %
Secured debt / total assets	– %	0.4 %	2.0 %	0.3 %	0.6 %
Variable rate debt / Net debt	– %	1.7 %	13.6 %	16.1 %	16.0 %
Coverage Ratios:					
Rolling four-quarter Adjusted EBITDAre / rolling four-quarter interest expense	1.7x	1.6x	1.4x	1.3x	1.2x
Net debt / rolling four-quarter Adjusted EBITDAre	9.5x	10.1x	11.1x	13.4x	14.8x

	As of and For the Trailing Twelve Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Public Debt Covenants:					
Maintenance Covenant					
Total unencumbered assets / unsecured debt - required minimum 150%	159.1 %	161.0 %	169.2 %	170.4 %	176.3 %
Incurrence Covenants					
Total debt / adjusted total assets - allowable maximum 60.0%	53.6 %	53.8 %	57.9 %	58.3 %	56.4 %
Secured debt / adjusted total assets - allowable maximum 40.0%	0.0 %	0.9 %	7.1 %	8.1 %	7.8 %
Consolidated income available for debt service / debt service - required minimum 1.50x	1.85x	1.72x	1.59x	1.32x	1.20x


807 S. Indian Hill Boulevard
Claremont, CA
NORMS

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Supplemental Q4 2022 13

Capital Expenditures and Restricted Cash Activity

SERVICE PROPERTIES TRUST

(dollars in thousands)

Capital Expenditures

	For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Hotel capital improvements & FF&E Reserve fundings [1]	$ 36,629	$ 22,841	$ 17,517	$ 28,144	$ 30,010
Net lease capital improvements	170	1,520	3,190	740	402
Total capital improvements & FF&E Reserve fundings	$ 36,799	$ 24,361	$ 20,707	$ 28,884	$ 30,412

Restricted Cash

	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Total restricted cash (beginning of period)	$ 10,891	$ 64,901	$ 2,963	$ 3,375	$ 1,657
Manager deposits into FF&E Reserve	2,598	2,700	2,425	1,408	1,312
SVC fundings into FF&E Reserve:					
Marriott	–		–	–	75
Hotel improvements funded from FF&E Reserve	(1,024)	(1,577)	(1,072)	(787)	(702)
FF&E reserves (end of period)	12,465	66,024	4,316	3,996	2,342
Proceeds from asset sales deposited into (withdrawn from) revolving credit facility collateral account, net	(5,414)	(55,133)	60,585	(1,033)	1,033
Total restricted cash (end of period)	$ 7,051	$ 10,891	$ 64,901	$ 2,963	$ 3,375


Select
Sonesta Select Atlanta Midtown
Atlanta, GA

(1) Includes amounts we funded into our FF&E reserves and amounts directly reimbursed to our hotel managers for capital expenditures.

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Supplemental Q4 2022 14

Property Acquisitions and Dispositions Information Since January 1, 2022

SERVICE PROPERTIES TRUST

(dollars in thousands, except per sq. ft. data)

ACQUISITIONS:

Date Acquired	Properties	Property Type	Brand	Location	Square Footage	Purchase Price[2]	Average Purchase Price per Square Foot
September 2022 [1]	N/A	Land	N/A	MA	N/A	$ 2,715	N/A

DISPOSITIONS:

Quarter Disposed	Properties	Property Type	Brand	Location	Rooms or Suites/ Square Footage	Sales Price [2]	Average Sales Price per Room or Suite / Square Foot
Q1 2022	2	Hotel	Sonesta ES Suites	TX, OK	431	$ 26,124	$ 61
	1	Hotel	Simply Suites	Horsham, PA	110	4,000	36
	1	Hotel	Sonesta Hotels and Resorts	Gwinnett, GA	381	23,250	61
	1	Hotel	Sonesta Select	Fort Worth, TX	138	6,800	49
	2	Net Lease	Vacant	TX, WI	6,960	5,350	1
Q2 2022	29	Hotel	Sonesta ES Suites	AL, FL, GA, IL, MA, MI, MD, MN, MO, NE, NJ, OH, PA, TN, TX, VT, WA	3,504	285,075	81
	12	Hotel	Simply Suites	KS, NJ, TX, TN, MI	1,341	77,719	58
	10	Hotel	Sonesta Select	AL, AZ, GA, IL, MA, NC, NJ, TX	1,274	64,900	51
	11	Net Lease	Vacant	AR, IA, KS, KY, MI, TX, WY	108,532	7,714	71
Q3 2022	1	Hotel	Sonesta ES Suites	RI	96	5,200	54
	1	Hotel	Simply Suites	NY	124	3,000	24
	3	Hotel	Sonesta Select	DE, GA, SC	383	21,500	56
	6	Net Lease	Vacant	IA, IL, OK, TN	14,056	1,105	79
Q4 2022	4	Hotel	Sonesta Select	IA, IN, MA, MO	514	25,845	50
	2	Net Lease	Rick Johnson Auto and Tire	FL	9,090	2,265	249
January 2023	1	Hotel	Sonesta Select	MD	152	4,444	29
February 2023	6	Hotel	Courtyard	GA, PA, MA, OK, TX	827	40,488	49
	1	Hotel	Residence Inn	PA	118	8,336	71
	94				9,393 / 138,638	$ 613,115	$64/$119

(1) We acquired the previously leased land at one of our hotels for a sales price of $2,715, excluding acquisition related costs.
(2) Represents cash sale price and excludes closing related costs.

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Supplemental Q4 2022 15

Supplemental Q4 2022 16 Portfolio Composition Net lease 45.3% Hotel 54.7% Number of Properties Hotel Properties 238 Number of hotel rooms 40,053 Net Lease Properties 765 Square feet 13,374,325 Total Properties 1,003 Average hotel property size 168 rooms Average net lease property size 17,570 sq. feet Investments Diversification Facts Hotels $ 6,179,444 Tenants/Operators 185 Net Lease Properties 5,107,828 Brands 149 Total Investments $ 11,287,272 Industries 22 States 46 Geographical Diversification CA 12% TX 8% IL 6% GA 6% FL 5% AZ 4% OH 4%PA 3% LA 3% NJ 3% Other 46% (36 States, DC, PR, ON) Portfolio Summary As of December 31, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) Based on investment (1) (1) Royal Sonesta Houston Galleria Houston, TX

Consolidated Portfolio Diversification by Industry

SERVICE PROPERTIES TRUST

As of December 31, 2022
(dollars in thousands)

	Industry	No. of Properties	Rooms/ Square Footage		Investments	Percent of Total Investment
1.	Hotels	238	40,053	$	6,179,444	54.7%
2.	Travel Centers	180	5,136,653		3,352,096	29.7%
3.	Restaurants-Quick Service	216	690,042		294,153	2.5%
4.	Restaurants-Casual Dining	53	415,547		192,199	1.7%
5.	Health and Fitness	13	873,258		186,365	1.7%
6.	Movie Theaters	19	976,418		164,809	1.5%
7.	Grocery Stores	19	1,020,819		129,152	1.1%
8.	Home Goods and Leisure	20	628,864		120,702	1.1%
9.	Medical, Dental Office	71	401,810		109,232	1.0%
10.	Automotive Equipment & Services	64	463,492		107,054	0.9%
11.	Automotive Dealers	8	177,433		62,550	0.6%
12.	Entertainment	4	199,853		61,436	0.5%
13.	Educational Services	9	220,758		55,319	0.5%
14.	General Merchandise Stores	4	381,193		55,112	0.5%
15.	Building Materials	29	465,283		33,280	0.3%
16.	Car Washes	5	41,456		28,658	0.3%
17.	Miscellaneous Manufacturing	5	538,932		24,148	0.2%
18.	Drug Stores and Pharmacies	7	67,423		19,251	0.2%
19.	Sporting Goods	3	120,847		17,742	0.2%
20.	Legal Services	5	25,429		11,362	0.1%
21.	Dollar Stores	3	27,593		2,971	–%
22.	Other	5	211,465		27,243	0.2%
23.	Vacant	23	289,757		52,994	0.5%
	Total	1,003	40,053 / 13,374,325	$	11,287,272	100.0%


TA
Travel Center
TA - 065 Seymore
Seymore, IN

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Supplemental Q4 2022 17

Consolidated Portfolio by Geographic Diversification

SERVICE PROPERTIES TRUST

As of December 31, 2022
(dollars in thousands)

				Investments					
State	Total Property Count	Hotel Count	Net Lease Count	Total ($000s)	% of Total	Hotel ($000s)	Hotel % of Total	Net Lease ($000s)	Net Lease % of Total
California	58	36	22	$ 1,372,111	12.2 %	$ 1,099,046	17.8 %	$ 273,065	5.3 %
Texas	77	21	56	882,781	7.8 %	366,762	5.9 %	516,020	10.1 %
Illinois	66	10	56	704,203	6.2 %	413,195	6.7 %	291,008	5.7 %
Georgia	91	17	74	678,393	6.0 %	408,259	6.6 %	270,134	5.3 %
Florida	57	11	46	517,432	4.6 %	271,193	4.4 %	246,239	4.8 %
Arizona	39	14	25	471,282	4.2 %	224,239	3.6 %	247,042	4.8 %
Ohio	46	5	41	450,991	4.0 %	120,275	1.9 %	330,716	6.5 %
Louisiana	15	3	12	378,634	3.4 %	246,929	4.0 %	131,705	2.6 %
Pennsylvania	36	8	28	379,336	3.4 %	175,217	2.8 %	204,119	4.0 %
New Jersey	12	9	3	290,257	2.6 %	189,279	3.1 %	100,978	2.0 %
Top 10	497	134	363	6,125,420	54.4 %	3,514,394	56.8 %	2,611,026	51.1 %
Other [(1)]	506	104	402	5,161,852	45.6 %	2,665,050	43.2 %	2,496,802	48.9 %
Total	1,003	238	765	$ 11,287,272	100.0 %	$ 6,179,444	100.0 %	$ 5,107,828	100.0 %



Royal Sonesta Boston
Cambridge, MA

(1) Consists of properties in 36 different states, the District of Columbia, Puerto Rico and Ontario, Canada with an average investment of $10,161 per property.

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Supplemental Q4 2022 18

Hotel Portfolio by Brand

SERVICE PROPERTIES TRUST

As of December 31, 2022
(dollars in thousands, except per room or suite data)

Brand	Service Level	Chain Scale	Number of Hotels	Percent of Total Number of Hotels	Number of Rooms or Suites	Percent of Total Number of Rooms or Suites	Investment	Percent of Total Hotel Investment	Investment Per Room or Suite
Royal Sonesta Hotels®	Full Service	Upper Upscale	17	7.1 %	5,663	14.1 %	$ 1,860,539	30.1 %	$ 328,543
Sonesta Hotels & Resorts®	Full Service	Upscale	23	9.7 %	7,368	18.4 %	1,178,048	19.1 %	159,887
Sonesta ES Suites®	Extended Stay	Upper Midscale	60	25.2 %	7,643	19.1 %	1,083,910	17.5 %	141,817
Sonesta Select®	Select Service	Upscale	45	18.9 %	6,579	16.4 %	682,874	11.1 %	103,796
Sonesta Simply Suites®	Extended Stay	Midscale	51	21.4 %	6,464	16.1 %	567,082	9.2 %	87,729
Hyatt Place®	Select Service	Upscale	17	7.1 %	2,107	5.3 %	247,665	4.0 %	117,544
Courtyard by Marriott®	Select Service	Upscale	13	5.5 %	1,813	4.5 %	172,301	2.8 %	95,036
Radisson® Hotels & Resorts	Full Service	Upscale	5	2.1 %	1,149	2.9 %	163,141	2.6 %	141,985
Crowne Plaza®	Full Service	Upscale	1	0.4 %	495	1.2 %	123,734	2.0 %	249,968
Country Inns & Suites® by Radisson	Full Service	Upper Midscale	3	1.3 %	430	1.1 %	54,076	0.9 %	125,758
Residence Inn by Marriott®	Extended Stay	Upscale	3	1.3 %	342	0.9 %	46,074	0.7 %	134,719
Total/Average Hotels			238	100.0 %	40,053	100.0 %	$ 6,179,444	100.0 %	$ 154,282

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Supplemental Q4 2022 19

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy: Three Months Ended December 31, 2022	Occupancy: 2021	Occupancy: Change	ADR: Three Months Ended December 31, 2022	ADR: 2021	ADR: Change	RevPAR: Three Months Ended December 31, 2022	RevPAR: 2021	RevPAR: Change
Sonesta	Full Service	22	7,149	58.6 %	54.4 %	4.2 pts	$ 143.90	$ 132.70	8.4 %	$ 84.33	$ 72.19	16.8 %
Royal Sonesta [1]	Full Service	17	5,663	51.3 %	39.8 %	11.5 pts	235.75	207.21	13.8 %	120.94	82.47	46.6 %
Radisson Hotel	Full Service	5	1,149	63.0 %	56.4 %	6.6 pts	129.80	110.73	17.2 %	81.77	62.45	30.9 %
Crowne Plaza	Full Service	1	495	53.8 %	46.4 %	7.4 pts	137.10	114.97	19.2 %	73.76	53.35	38.3 %
Country Inn and Suites	Full Service	3	430	55.1 %	53.3 %	1.8 pts	131.31	105.04	25.0 %	72.35	55.99	29.2 %
Full Service Total / Average		48	14,886	55.8 %	48.7 %	7.1 pts	174.48	152.45	14.5 %	97.36	74.24	31.1 %
Sonesta Select	Select Service	45	6,579	49.7 %	42.6 %	7.1 pts	114.97	107.27	7.2 %	57.14	45.70	25.0 %
Hyatt Place	Select Service	17	2,107	65.1 %	63.3 %	1.8 pts	119.04	107.93	10.3 %	77.50	68.32	13.4 %
Courtyard	Select Service	13	1,813	54.1 %	50.8 %	3.3 pts	119.47	109.18	9.4 %	64.63	55.46	16.5 %
Select Service Total / Average		75	10,499	53.5 %	48.2 %	5.3 pts	116.75	107.79	8.3 %	62.46	51.95	20.2 %
Sonesta ES Suites	Extended Stay	60	7,643	65.1 %	68.0 %	(2.9) pts	126.84	112.53	12.7 %	82.57	76.52	7.9 %
Sonesta Simply Suites	Extended Stay	50	6,366	66.5 %	67.4 %	(0.9) pts	90.15	78.12	15.4 %	59.95	52.65	13.9 %
Residence Inn	Extended Stay	3	342	58.0 %	58.6 %	(0.6) pts	122.70	112.07	9.5 %	71.17	65.67	8.4 %
Extended Stay Total / Average		113	14,351	65.5 %	67.5 %	(2.0) pts	110.35	97.42	13.3 %	72.28	65.76	9.9 %
		236	39,736	58.7 %	55.4 %	3.3 pts	$ 134.64	$ 117.54	14.5 %	$ 79.03	$ 65.12	21.4 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q4 2022 20

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Year Ended December 31, 2022	Occupancy 2021	Occupancy Change	ADR Year Ended December 31, 2022	ADR 2021	ADR Change	RevPAR Year Ended December 31, 2022	RevPAR 2021	RevPAR Change
Sonesta [(1)]	Full Service	22	7,149	60.4 %	47.4 %	13.0 pts	$ 150.40	$ 132.07	13.9 %	$ 90.84	$ 62.60	45.1 %
Royal Sonesta [(1)]	Full Service	16	5,291	52.2 %	36.3 %	15.9 pts	236.67	190.05	24.5 %	123.54	68.99	79.1 %
Radisson Hotel	Full Service	5	1,149	64.1 %	50.4 %	13.7 pts	133.59	105.23	27.0 %	85.63	53.04	61.4 %
Crowne Plaza	Full Service	1	495	54.4 %	46.6 %	7.8 pts	132.27	111.83	18.3 %	71.95	52.11	38.1 %
Country Inn and Suites	Full Service	3	430	62.8 %	50.0 %	12.8 pts	136.92	109.10	25.5 %	85.99	54.55	57.6 %
Full Service Total / Average		47	14,514	57.5 %	43.7 %	13.8 pts	176.67	145.40	21.5 %	101.59	63.54	59.9 %
Sonesta Select [(1)]	Select Service	45	6,579	51.1 %	37.0 %	14.1 pts	117.49	105.56	11.3 %	60.04	39.06	53.7 %
Hyatt Place	Select Service	17	2,107	67.4 %	60.7 %	6.7 pts	119.00	101.76	16.9 %	80.21	61.77	29.9 %
Courtyard	Select Service	13	1,813	55.5 %	50.7 %	4.8 pts	119.01	103.14	15.4 %	66.05	52.29	26.3 %
Select Service Total / Average		75	10,499	55.1 %	44.1 %	11.0 pts	118.13	104.03	13.6 %	65.09	45.88	41.9 %
Sonesta ES Suites [(1)]	Extended Stay	60	7,643	69.3 %	66.7 %	2.6 pts	124.90	105.72	18.1 %	86.56	70.52	22.7 %
Sonesta Simply Suites [(1)]	Extended Stay	50	6,366	71.2 %	68.8 %	2.4 pts	86.18	72.37	19.1 %	61.36	49.79	23.2 %
Residence Inn	Extended Stay	3	342	64.0 %	57.2 %	6.8 pts	120.25	110.01	9.3 %	76.96	62.93	22.3 %
Extended Stay Total / Average		113	14,351	70.0 %	67.4 %	2.6 pts	107.49	90.81	18.4 %	75.24	61.21	22.9 %
		235	39,364	61.4 %	52.5 %	8.9 pts	$ 133.72	$ 110.39	21.1 %	$ 82.10	$ 57.95	41.7 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q4 2022 21

Hotel Operating Statistics by Service Level - All Hotels[1]

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Three Months Ended December 31, 2022	Occupancy 2021	Occupancy Change	ADR Three Months Ended December 31, 2022	ADR 2021	ADR Change	RevPAR Three Months Ended December 31, 2022	RevPAR 2021	RevPAR Change
Sonesta	Full Service	23	7,368	58.6 %	54.4 %	4.2 pts	$ 143.90	$ 132.70	8.4 %	$ 84.33	$ 72.19	16.8 %
Royal Sonesta [2]	Full Service	17	5,663	51.3 %	39.8 %	11.5 pts	235.75	207.21	13.8 %	120.94	82.47	46.6 %
Radisson Hotel	Full Service	5	1,149	63.0 %	56.4 %	6.6 pts	129.80	110.73	17.2 %	81.77	62.45	30.9 %
Crowne Plaza	Full Service	1	495	53.8 %	46.4 %	7.4 pts	137.10	114.97	19.2 %	73.76	53.35	38.3 %
Country Inn and Suites	Full Service	3	430	55.1 %	53.3 %	1.8 pts	131.31	105.04	25.0 %	72.35	55.99	29.2 %
Full Service Total / Average		49	15,105	55.8 %	48.7 %	7.1 pts	174.48	152.45	14.5 %	97.36	74.24	31.1 %
Sonesta Select	Select Service	45	6,579	49.7 %	42.6 %	7.1 pts	114.97	107.27	7.2 %	57.14	45.70	25.0 %
Hyatt Place	Select Service	17	2,107	65.1 %	63.3 %	1.8 pts	119.04	107.93	10.3 %	77.50	68.32	13.4 %
Courtyard	Select Service	13	1,813	54.1 %	50.8 %	3.3 pts	119.47	109.18	9.4 %	64.63	55.46	16.5 %
Select Service Total / Average		75	10,499	53.5 %	48.2 %	5.3 pts	116.75	107.79	8.3 %	62.46	51.95	20.2 %
Sonesta ES Suites	Extended Stay	60	7,643	65.1 %	68.0 %	(2.9) pts	126.84	112.53	12.7 %	82.57	76.52	7.9 %
Sonesta Simply Suites	Extended Stay	51	6,464	65.9 %	66.4 %	(0.5) pts	90.15	78.11	15.4 %	59.41	51.87	14.5 %
Residence Inn	Extended Stay	3	342	58.0 %	58.6 %	(0.6) pts	122.70	112.07	9.5 %	71.17	65.67	8.4 %
Extended Stay Total / Average		114	14,449	65.2 %	67.1 %	(1.9) pts	110.35	97.41	13.3 %	71.95	65.36	10.1 %
		238	40,053	58.6 %	55.3 %	3.3 pts	$ 134.64	$ 117.54	14.5 %	$ 78.90	$ 65.00	21.4 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Results of all hotels owned as of December 31, 2022. Excludes the results of hotels sold during the periods presented.
(2) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q4 2022 22

Hotel Operating Statistics by Service Level - All Hotels[1]

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Year Ended December 31, 2022	Occupancy 2021	Occupancy Change	ADR Year Ended December 31, 2022	ADR 2021	ADR Change	RevPAR Year Ended December 31, 2022	RevPAR 2021	RevPAR Change
Sonesta [2]	Full Service	23	7,368	60.4 %	47.4 %	13.0 pts	$ 150.40	$ 132.07	13.9 %	$ 90.84	$ 62.60	45.1 %
Royal Sonesta [2]	Full Service	17	5,663	52.2 %	35.7 %	16.5 pts	236.07	190.02	24.2 %	123.23	67.84	81.6 %
Radisson Hotel	Full Service	5	1,149	64.1 %	50.4 %	13.7 pts	133.59	105.23	27.0 %	85.63	53.04	61.4 %
Crowne Plaza	Full Service	1	495	54.4 %	46.6 %	7.8 pts	132.27	111.83	18.3 %	71.95	52.11	38.1 %
Country Inn and Suites	Full Service	3	430	62.8 %	50.0 %	12.8 pts	136.92	109.10	25.5 %	85.99	54.55	57.6 %
Full Service Total / Average		49	15,105	57.4 %	43.4 %	14.0 pts	177.85	145.78	22.0 %	102.09	63.27	61.4 %
Sonesta Select [2]	Select Service	45	6,579	51.1 %	37.0 %	14.1 pts	117.49	105.56	11.3 %	60.04	39.06	53.7 %
Hyatt Place	Select Service	17	2,107	67.4 %	60.7 %	6.7 pts	119.00	101.76	16.9 %	80.21	61.77	29.9 %
Courtyard	Select Service	13	1,813	55.5 %	50.7 %	4.8 pts	119.01	103.14	15.4 %	66.05	52.29	26.3 %
Select Service Total / Average		75	10,499	55.1 %	44.1 %	11.0 pts	118.13	104.03	13.6 %	65.09	45.88	41.9 %
Sonesta ES Suites [2]	Extended Stay	60	7,643	69.3 %	66.7 %	2.6 pts	124.90	105.72	18.1 %	86.56	70.52	22.7 %
Sonesta Simply Suites [2]	Extended Stay	51	6,464	70.4 %	68.6 %	1.8 pts	86.18	72.25	19.3 %	60.67	49.56	22.4 %
Residence Inn	Extended Stay	3	342	64.0 %	57.2 %	6.8 pts	120.25	110.01	9.3 %	76.96	62.93	22.3 %
Extended Stay Total / Average		114	14,449	69.7 %	67.3 %	2.4 pts	107.49	90.66	18.6 %	74.92	61.01	22.8 %
		238	40,053	61.3 %	52.3 %	9.0 pts	$ 134.47	$ 110.47	21.7 %	$ 82.43	$ 57.78	42.7 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Results of all hotels owned as of December 31, 2022. Excludes the results of hotels sold during the periods presented.
(2) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q4 2022 23

Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels

SERVICE PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Number of hotels	236	236	236	236	236	235	235
Room revenues	$ 287,337	$ 336,616	$ 333,893	$ 227,034	$ 234,829	$ 1,168,811	$ 824,395
Food and beverage revenues	45,952	42,573	44,095	25,398	30,697	154,960	81,246
Other revenues	16,310	16,635	17,461	12,483	12,816	61,737	45,838
Hotel operating revenues - comparable hotels	349,599	395,824	395,449	264,915	278,342	1,385,508	951,479
Rooms expenses	94,005	102,650	98,013	77,032	78,181	363,399	271,401
Food and beverage expenses	35,226	34,430	32,162	22,797	25,824	120,140	68,799
Other direct and indirect expenses	125,255	130,319	127,909	112,292	109,131	487,356	404,555
Management fees	12,898	14,718	14,625	10,140	10,848	51,779	34,644
Real estate taxes, insurance and other	24,966	29,976	29,587	31,738	25,390	113,506	103,790
FF&E reserves [11]	2,252	2,621	2,600	1,794	1,236	9,267	4,403
Hotel operating expenses - comparable hotels	294,602	314,714	304,896	255,793	250,610	1,145,447	887,592
Hotel EBITDA	$ 54,997	$ 81,110	$ 90,553	$ 9,122	$ 27,732	$ 240,061	$ 63,887
Hotel EBITDA Margin	15.7 %	20.5 %	22.9 %	3.4 %	10.0 %	17.3 %	6.7 %
Hotel operating revenues (GAAP) [1]	$ 350,501	$ 400,453	$ 418,984	$ 297,406	$ 317,215	$ 1,467,344	$ 1,104,678
Add (less)							
Hotel operating revenues from non-comparable hotels	(902)	(4,629)	(23,535)	(32,491)	(38,873)	(81,836)	(153,199)
Hotel operating revenues - comparable hotels	$ 349,599	$ 395,824	$ 395,449	$ 264,915	$ 278,342	$ 1,385,508	$ 951,479
Hotel operating expenses (GAAP) [1]	$ 293,554	$ 318,266	$ 325,194	$ 290,343	$ 286,968	$ 1,227,357	$ 1,010,737
Add (less)							
Hotel operating expenses from non-comparable hotels	(1,825)	(6,794)	(23,519)	(36,965)	(38,215)	(91,798)	(143,867)
Reduction for security deposit and guaranty fundings, net [3]	–	–	–	–	–	–	15,698
FF&E reserves from managed hotel operations [11]	2,252	2,621	2,600	1,794	1,236	9,267	4,403
Other [12]	621	621	621	621	621	621	621
Hotel operating expenses - comparable hotels	$ 294,602	$ 314,714	$ 304,896	$ 255,793	$ 250,610	$ 1,145,447	$ 887,592

See accompanying notes on page 10.

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Supplemental Q4 2022 24

Calculation and Reconciliation of Hotel EBITDA - All Hotels

SERVICE PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Number of hotels	*238*	*242*	*247*	*298*	*303*	*238*	*303*
Room revenues	$ 288,082	$ 341,106	$ 357,117	$ 258,620	$ 272,458	$ 1,244,925	$ 972,411
Food and beverage revenues	45,968	42,636	44,256	25,902	31,503	158,762	84,430
Other revenues	16,451	16,711	17,611	12,884	13,254	63,657	47,837
Hotel operating revenues	350,501	400,453	418,984	297,406	317,215	1,467,344	1,104,678
Rooms expenses	93,067	104,761	106,982	88,743	90,705	393,553	321,228
Food and beverage expenses	35,248	34,497	32,333	23,234	26,768	125,312	72,884
Other direct and indirect expenses	124,396	130,470	136,099	127,017	126,208	517,982	458,586
Management fees	12,450	14,362	15,240	11,332	11,869	53,384	40,478
Real estate taxes, insurance and other	29,014	34,797	35,161	40,638	32,039	139,610	135,741
FF&E reserves [11]	2,252	2,622	3,172	1,222	1,236	9,268	4,546
Hotel operating expenses	296,427	321,509	328,987	292,186	288,825	1,239,109	1,033,463
Hotel EBITDA	$ 54,074	$ 78,944	$ 89,997	$ 5,220	$ 28,390	$ 228,235	$ 71,215
Hotel EBITDA Margin	15.4 %	19.7 %	21.5 %	1.8 %	8.9 %	15.6 %	6.4 %
Hotel operating expenses (GAAP) [1]	$ 293,554	$ 318,266	$ 325,194	$ 290,343	$ 286,968	$ 1,227,357	$ 1,010,737
Add (less)							
Reduction for security deposit and guaranty fundings, net [3]	—	—	—	—	—	—	15,696
FF&E reserves from managed hotel operations [11]	2,252	2,622	3,172	1,222	1,236	9,268	4,546
Other [12]	621	621	621	621	621	2,484	2,484
Hotel operating expenses	$ 296,427	$ 321,509	$ 328,987	$ 292,186	$ 288,825	$ 1,239,109	$ 1,033,463

See accompanying notes on page 10.

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Supplemental Q4 2022 25

Net Lease Portfolio by Brand

SERVICE PROPERTIES TRUST

As of December 31, 2022
(dollars in thousands)

	Brand	Properties	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	TravelCenters of America	133	3,643,581	$ 2,289,189	44.8 %	$ 168,012	45.1 %	2.86x
2.	Petro Stopping Centers	44	1,445,004	1,021,226	20.0 %	78,099	21.0 %	2.47x
3.	The Great Escape	14	542,666	98,242	1.9 %	7,711	2.1 %	7.19x
4.	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.5 %	1.79x
5.	AMC Theatres	9	442,240	82,488	1.6 %	6,716	1.8 %	1.73x
6.	Buehler's Fresh Foods	5	502,727	76,469	1.5 %	5,657	1.5 %	3.48x
7.	Heartland Dental	59	234,274	61,120	1.2 %	4,629	1.2 %	4.09x
8.	Norms	10	63,490	53,673	1.1 %	3,628	1.0 %	2.11x
9.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	4.32x
10.	Pizza Hut	40	167,366	45,285	0.9 %	3,401	0.9 %	2.21x
11.	Flying J Travel Plaza	3	48,069	41,681	0.8 %	3,215	0.9 %	5.80x
12.	Courthouse Athletic Club	4	193,659	39,688	0.8 %	1,878	0.5 %	1.35x
13.	America's Auto Auction	6	72,338	38,314	0.8 %	3,216	0.9 %	5.88x
14.	Fleet Farm	1	218,248	37,802	0.7 %	2,728	0.7 %	1.75x
15.	B&B Theatres	4	261,300	37,619	0.7 %	2,885	0.8 %	0.09x
16.	Big Al's	2	111,912	35,214	0.7 %	2,336	0.6 %	1.55x
17.	Regal Cinemas	5	223,846	34,953	0.7 %	2,962	0.8 %	1.39x
18.	Burger King	21	68,710	34,289	0.7 %	2,085	0.6 %	2.58x
19.	Hardee's	19	62,792	31,844	0.6 %	2,123	0.6 %	1.22x
20.	Martin's	16	81,909	31,144	0.6 %	2,252	0.6 %	2.42x
21.	Arby's	19	57,868	29,234	0.6 %	1,731	0.5 %	4.15x
22.	Crème de la Crème	4	81,929	29,131	0.6 %	2,429	0.7 %	1.34x
23.	Mister Car Wash	5	41,456	28,658	0.6 %	2,170	0.6 %	3.45x
24.	Popeye's	20	45,708	28,434	0.6 %	1,972	0.5 %	3.43x
25.	Church's Chicken	32	43,399	26,326	0.5 %	1,796	0.5 %	3.87x
26.	Other [(1)]	264	4,215,674	733,464	14.2 %	49,300	13.1 %	4.03x
	Total	765	13,374,325	$ 5,107,828	100.0 %	$ 372,418	100.0 %	3.00x


457 W. Broadway Road
Tempe, AZ
457
Popeyes
LOUISIANA KITCHEN

(1) Consists of 113 distinct brands with an average investment of $2,778 per property.

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Supplemental Q4 2022 26

Net Lease Portfolio by Industry

As of December 31, 2022
(dollars in thousands)

	Industry	No. of Properties	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	Travel Centers	180	5,136,653	$ 3,352,096	65.6%	$ 249,325	66.9%	2.78x
2.	Restaurants-Quick Service	216	690,042	294,153	5.8%	19,908	5.3%	3.20x
3.	Restaurants-Casual Dining	53	415,547	192,199	3.8%	11,945	3.2%	2.50x
4.	Health and Fitness	13	873,258	186,365	3.6%	11,011	3.0%	1.66x
5.	Movie Theaters	19	976,418	164,809	3.2%	13,163	3.5%	1.42x
6.	Grocery Stores	19	1,020,819	129,152	2.5%	9,212	2.5%	4.05x
7.	Home Goods and Leisure	20	628,864	120,702	2.4%	9,674	2.6%	6.11x
8.	Medical, Dental Office	71	401,810	109,232	2.1%	8,759	2.4%	2.35x
9.	Automotive Equipment & Services	64	463,492	107,054	2.1%	7,665	2.1%	4.06x
10.	Automotive Dealers	8	177,433	62,550	1.2%	4,956	1.3%	5.65x
11.	Entertainment	4	199,853	61,436	1.2%	4,301	1.2%	3.12x
12.	Educational Services	9	220,758	55,319	1.1%	4,451	1.2%	1.78x
13.	General Merchandise Stores	4	381,193	55,112	1.1%	3,874	1.0%	2.86x
14.	Building Materials	29	465,283	33,280	0.7%	2,783	0.7%	7.41x
15.	Car Washes	5	41,456	28,658	0.6%	2,170	0.6%	3.45x
16.	Miscellaneous Manufacturing	5	538,932	24,148	0.5%	1,689	0.4%	16.46x
17.	Drug Stores and Pharmacies	7	67,423	19,251	0.4%	1,258	0.3%	0.59x
18.	Sporting Goods	3	120,847	17,742	0.3%	1,090	0.3%	4.99x
19.	Legal Services	5	25,429	11,362	0.2%	1,054	0.3%	1.89x
20.	Dollar Stores	3	27,593	2,971	0.1%	189	0.1%	2.69x
21.	Other[1]	5	211,465	27,243	0.5%	3,941	1.1%	4.76x
22	Vacant	23	289,757	52,994	1.0%	–	–%	–x
	Total	765	13,374,325	$ 5,107,828	100.0%	$ 372,418	100.0%	3.00x


Arby's

44905 Mound Road
Sterling Heights, MI

(1) Consists of miscellaneous businesses with an average investment of $5,449 per property.

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Supplemental Q4 2022 27

Net Lease Portfolio by Tenant (Top 10)

SERVICE PROPERTIES TRUST

As of December 31, 2022
(dollars in thousands)

	Tenant	Brand Affiliation	No. of Properties	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Weighted Average Lease Term	Rent Coverage
1.	TravelCenters of America Inc.[1]	TravelCenters of America / Petro Stopping Centers	177	5,088,585	$ 3,310,415	64.8 %	$ 246,110	66.1 %	10.05	2.74x
2.	Universal Pool Co., Inc.	The Great Escape	14	542,666	98,242	1.9 %	7,711	2.1 %	4.67	7.19x
3.	Healthy Way of Life II, LLC	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.5 %	12.50	1.79x
4.	American Multi-Cinema, Inc.	AMC Theatres	9	442,240	82,488	1.6 %	6,716	1.8 %	3.15	1.73x
5.	Styx Acquisition, LLC	Buehler's Fresh Foods	5	502,727	76,469	1.5 %	5,657	1.5 %	12.84	3.48x
6.	Professional Resource Development, Inc.	Heartland Dental	59	234,274	61,120	1.2 %	4,629	1.2 %	3.25	4.09x
7.	Norms Restaurants, LLC	Norms	10	63,490	53,673	1.1 %	3,628	1.0 %	22.51	2.11x
8.	Express Oil Change, L.L.C.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	12.25	4.32x
9.	Pilot Travel Centers LLC	Flying J Travel Plaza	3	48,069	41,681	0.8 %	3,215	0.9 %	5.98	5.80x
10.	Automotive Remarketing Group, Inc.	America's Auto Auction	6	72,338	38,314	0.8 %	3,216	0.9 %	12.30	5.88x
	Sub-total, Top 10		309	7,498,549	3,904,743	76.4 %	290,369	78.0 %	9.91	2.93x
11.	Other[2]	Various	456	5,875,776	1,203,085	23.6 %	82,049	22.0 %	7.11	3.24x
	Total		765	13,374,325	$ 5,107,828	100.0 %	$ 372,418	100.0 %	9.29	3.00x

(1) TA is our largest tenant. As of December 31, 2022, we leased 177 travel centers (133 under the TravelCenters of America brand and 44 under the Petro Stopping Centers brand) to a subsidiary of TA under five master leases that expire in 2029, 2031, 2032, 2033 and 2035, respectively. During 2022, we assigned the leasehold interest of two travel centers to TA. TA has two renewal options for 15 years each for each lease for all of the travel centers under the lease. In addition to the payment of our minimum rent, these leases provide for payment to us of percentage rent based on increases in total non-fuel revenues over base levels (3.5% of non-fuel revenues above threshold amounts defined in the leases). TA's remaining deferred rent obligation of $4,404 as of December 31, 2022 was paid in January 2023.

(2) Consists of 170 tenants with an average investment of $7,077.

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Supplemental Q4 2022 28

Supplemental Q4 2022 29 Year (1) Square Feet Annualized Minimum Rent Expiring Percent of Total Annualized Minimum Rent Expiring Cumulative % of Total Annualized Minimum Rent Expiring 2023 271,062 $ 2,207 0.6% 0.6% 2024 769,082 11,200 3.0% 3.6% 2025 436,524 8,974 2.4% 6.0% 2026 1,080,336 12,215 3.3% 9.3% 2027 1,071,904 14,164 3.8% 13.1% 2028 555,218 9,475 2.5% 15.6% 2029 1,266,197 48,494 13.0% 28.6% 2030 138,590 4,216 1.1% 29.7% 2031 1,321,160 48,848 13.1% 42.8% 2032 1,292,177 53,756 14.4% 57.2% 2033 1,153,360 52,516 14.1% 71.3% 2034 144,247 4,479 1.2% 72.5% 2035 2,212,712 80,368 21.7% 94.2% 2036 558,374 8,069 2.2% 96.4% 2037 35,103 465 0.1% 96.5% 2038 66,700 1,153 0.3% 96.8% 2039 134,901 3,214 0.9% 97.7% 2040 115,142 2,406 0.6% 98.3% 2041 223,043 2,291 0.6% 98.9% 2042 — — —% 98.9% 2043 141,134 280 0.1% 99.0% 2044 — — —% 99.0% 2045 63,490 3,628 1.0% 100.0% Total 13,050,456 $ 372,418 100.0% Weighted Average Lease Term 8.7 years 9.6 years (1) The year of lease expiration is pursuant to contract terms. Net Lease Portfolio - Expiration Schedule As of December 31, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS 1410 N. Roosevelt Avenue Burlington, IA

Supplemental Q4 2022 30 As of and For the Three Months Ended 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 Properties (end of period)(1) 765 769 775 786 788 Total square feet 13,374,325 13,412,371 13,406,568 13,515,100 13,522,060 Square feet leased 13,050,456 13,160,403 13,251,701 13,185,809 13,266,385 Percentage leased 97.6% 98.1% 98.8% 97.6% 98.1 % As of and For the Three Months Ended 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 Vacant properties beginning of period 21 17 29 30 32 Vacant property sales / leased (1) (7) (12) (3) (2) Lease terminations 3 11 — 2 — Vacant properties end of the period 23 21 17 29 30 Net Lease Portfolio - Occupancy Summary As of December 31, 2022 RETURN TO TABLE OF CONTENTS 201 Perimeter Center Parkway Atlanta, GA (1) During 2022, we assigned the leasehold interest of two travel centers to TA.

Supplemental Q4 2022 31 Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of the applicable Securities and Exchange Commission, or SEC, rules, including FFO, Normalized FFO, EBITDA, Hotel EBITDA, Adjusted Hotel EBITDA, EBITDAre and Adjusted EBITDAre. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Hotel EBITDA, reflecting only those income and expense items that are generated and incurred at the hotel level may help both investors and management to understand the operations of our hotels. FFO and Normalized FFO: We calculate funds from operations, or FFO, and Normalized FFO as shown on page 8. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of properties and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, less any unrealized gains and losses on equity securities, as well as adjustments to reflect our share of FFO attributable to an investee and certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the items shown on page 8. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to satisfy our REIT distribution requirements, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and to the dividend yield of other REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 9. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, and adjustments to reflect our share of EBITDAre attributable to an investee. In calculating Adjusted EBITDAre, we adjust for the items shown on page 9. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Hotel EBITDA: We calculate Hotel EBITDA as hotel operating revenues less hotel operating expenses of all managed and leased hotels, prior to any adjustments required for presentation in our consolidated statements of income (loss) in accordance with GAAP. We believe that Hotel EBITDA provides useful information to management and investors as a key measure of the profitability of our hotel operations. Other Definitions Adjusted Total Assets and Total Unencumbered Assets: Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment write-downs, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized Dividend Yield: Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period. Average Daily Rate: ADR represents rooms revenue divided by the total number of room nights sold in a given period. ADR provides useful insight on pricing at our hotels and is a measure widely used in the hotel industry. Chain Scale: As characterized by STR, a data benchmark and analytics provider for the lodging industry. Comparable Hotels Data: We present RevPAR, ADR and occupancy for the periods presented on a comparable basis to facilitate comparisons between periods. We generally define comparable hotels as those that we owned on December 31, 2022 and were open and operating since the beginning of the earliest period being compared. For the periods presented, our comparable results excluded three hotels that had suspended operations during part of the periods presented. Consolidated Income Available for Debt Service: Consolidated income available for debt service, as defined in our debt agreements, is earnings from operations excluding interest expense, unrealized gains and losses on equity securities, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. Debt: Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less unrestricted cash and cash equivalents as of the date reported. Equity Research Coverage / Ratings Agencies: SVC is followed by the analysts and its publicly held debt is rated by the rating agencies listed on page 4. Please note that any opinions, estimates or forecasts regarding SVC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SVC or its management. SVC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. . Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022 32 FF&E Reserve: Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. FF&E Reserve Deposits Not Funded by Hotel Operations: The operating agreements for our hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our contractual owner's priority returns or rents generally increase by a percentage of the amounts we fund. Gross Book Value of Real Estate Assets: Gross book value of real estate assets is real estate properties at cost plus acquisition related costs, if any, before purchase price allocations, less impairment write-downs, if any. Hotel EBITDA Margin: Hotel EBITDA as a percentage of hotel operating revenues. Investment: We define hotel investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any, and excludes capital improvements made from FF&E reserves funded from hotel operations that do not result in increases in owner's priority return or rents. We define net lease investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any. Occupancy: Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy is an important measure of the utilization rate and demand of our hotels. Owner's Priority Return: Each of our management agreements or leases with hotel operators provides for payment to us of an annual owner's priority return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees. In addition, certain of our hotel management agreements provide for payment to us of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed. Each of our agreements with our net lease tenants provides for payment to us of minimum rent. Certain of these minimum payment amounts are secured by full or limited guarantees. Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to record scheduled rent changes under certain of our leases, the deferred rent obligations payable to us under our leases with TA and the estimated future payments to us under our TA leases for the cost of removing underground storage tanks at our travel centers on a straight line basis or any reimbursement of expenses paid by us. Rent Coverage: We define rent coverage as earnings before interest, taxes, depreciation, amortization and rent, or EBITDAR, divided by the annual minimum rent due to us weighted by the minimum rent of the property to total minimum rents of the net lease portfolio. EBITDAR amounts used to determine rent coverage are generally for the latest twelve month period, based on the most recent operating information, if any, furnished by the tenant. Operating statements furnished by the tenant often are unaudited and, in certain cases, may not have been prepared in accordance with GAAP and are not independently verified by us. In instances where we do not have tenant financial information, we calculate an implied coverage ratio for the period based on other tenants with available financial statements operating the same brand or within the same industry. As a result, we believe using this implied coverage metric provides a more reasonable estimated representation of recent operating results and the financial condition for those tenants. Revenue per Available Room: RevPAR represents rooms revenue divided by the total number of room nights available to guests for a given period. RevPAR is an industry metric correlated to occupancy and ADR and helps measure revenue performance over comparable periods. Total Gross Assets: Total gross assets is total assets plus accumulated depreciation. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022 33 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon our forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS